Exhibit 10.4

Execution Version
INCREASE JOINDER NO. 1
INCREASE JOINDER NO. 1, dated as of August 4, 2022 (this “Agreement”), by and among JPMorgan Chase Bank, N.A., as New Revolving Credit Lender (as defined below), a Lender and a L/C Issuer, QuidelOrtho Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto, and Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 27, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several lenders from time to time parties thereto, the L/C Issuers from time to time parties thereto and Bank of America, N.A., as the Administrative Agent and Swing Line Lender (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Revolving Commitments by, among other things, entering into one or more Increase Joinders with each Lender making such Incremental Revolving Commitments;
WHEREAS, a Lender or an Affiliate of Lender reasonably acceptable to the Borrower and the Administrative Agent may agree to issue Letters of Credit under the Credit Agreement; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
ARTICLE I. THE INCREMENTAL REVOLVING COMMITMENTS
AND LETTER OF CREDIT SUBLIMIT
JPMorgan Chase Bank, N.A. (the “New Revolving Credit Lender”) hereby agrees to commit to provide an Incremental Revolving Commitment in an aggregate principal amount equal to $50,000,000, on the terms and subject to the conditions set forth below.
JPMorgan Chase Bank, N.A. hereby agrees to act as a L/C Issuer under the Credit Agreement. In such capacity, JPMorgan Chase Bank, N.A. agrees to issue Letters of Credit in accordance with the terms of the Credit Agreement and hereby notifies the Administrative Agent and the Borrower that its Letter of Credit Sublimit shall be $30,000,000.
The New Revolving Credit Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the schedules and exhibits attached thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other L/C Issuer or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as the New Revolving Credit Lender, a L/C Issuer and a Lender.
The Borrower, the Administrative Agent and the New Revolving Credit Lender hereby agree that the Credit Agreement will be amended to provide for the Incremental Revolving Commitments as set forth in this Agreement upon the satisfaction (or waiver) by the New Revolving Credit Lender and the Administrative Agent of the Increase Joinder No. 1 Effective Date Conditions (as defined below), and the table under the heading “Revolving Credit Commitments” of Schedule 2.01 of the Credit Agreement shall then be deemed replaced in its entirety with Schedule A annexed hereto.

The New Revolving Credit Lender hereby agrees to make its Incremental Revolving Commitment on the following terms and conditions:
1.Terms Generally. For all purposes under the Credit Agreement and the other Loan Documents (including this Agreement), the Incremental Revolving Commitment and the related loans shall have the same terms as, and be treated as, the Revolving Credit Commitments and the related Revolving Credit Loans, as applicable.
2.Other Fees. The Borrower agrees to pay the New Revolving Credit Lender an aggregate fee equal to 0.20% of the Incremental Revolving Commitment on August 4, 2022.
3.New Revolving Credit Lender. The New Revolving Credit Lender acknowledges and agrees that upon its execution of this Agreement and providing of Incremental Revolving Commitment, that such New Revolving Credit Lender shall become a “Revolving Credit Lender” and a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Revolving Credit Lender and a Lender thereunder.
4.Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Revolving Commitment shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.
5.Adjustment of Revolving Credit Loans. On the Increase Joinder No. 1 Effective Date (as defined below), the New Revolving Credit Lender shall make a Revolving Credit Loan, the proceeds of which will be used to prepay the Revolving Credit Loans of the other Revolving Credit Lenders immediately prior to the Increase Joinder No. 1 Effective Date, so that, after giving effect thereto, the Revolving Credit Loans outstanding are held by the Revolving Credit Lenders pro rata based on their Revolving Credit Commitments after giving effect to the Increase Joinder No. 1 Effective Date. If there is a new borrowing of Revolving Credit Loans on the Increase Joinder No. 1 Effective Date, the Revolving Credit Lenders after giving effect to the Increase Joinder No. 1 Effective Date shall make such Revolving Credit Loans in accordance with Section 2.01(b) of the Credit Agreement.
ARTICLE II. OTHER TERMS OF THIS AGREEMENT
1.Representations and Warranties. Each Loan Party hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the Borrower and the other Loan Parties and constitutes the legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with its terms, except that the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity. The execution, delivery and performance by the Borrower and the other Loan Parties of this Agreement is within the Borrower’s and the other Loan Parties’ corporate or other organizational powers, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) except as would not reasonably be expected to result in a Material Adverse Effect, contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than Liens created under the Loan Documents or Liens permitted under Section 7.01 of the Credit Agreement) pursuant to, the terms of any Contractual Obligation to which such Person is a party, other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, memorandum and articles of association or other organizational documents of any Loan Party.
2.Loan Parties’ Certifications. By its execution of this Agreement, the undersigned officers of the Loan Parties, to the best of his or her knowledge, hereby certifies, solely in his or her capacity as an officer of such Loan Party, and not in his or her individual capacity, that (the “Loan Parties’ Certifications”):
(a)on a pro forma basis (assuming the Incremental Revolving Commitments are fully drawn on the Increase Joinder No. 1 Effective Date), the Borrower shall be in compliance with the covenants set forth in Section 7.11 of the Credit Agreement, as of the end of the latest fiscal quarter for which financial statements have been delivered in accordance with the terms of the Credit Agreement;
(b)the representations and warranties of the Loan Parties contained in this Agreement shall be true and correct in all material respects on and as of the Increase Joinder No. 1 Effective Date;
(c)no Default or Event of Default exists, or would result from the incurrence of the Incremental Revolving Commitments contemplated hereby, on the date hereof; and
(d)the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement, shall be true and correct in all material respects on and as of the Increase Joinder No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively (but if such representation or warranty is qualified by “material” or “Material Adverse Effect”, such representation or warranty shall be true and correct in all respects).
3.Increase Joinder No. 1 Effective Date Conditions. This Agreement will become effective on the date (which date is not less than 10 Business Days after the date on which written notice of the Incremental Revolving Commitment was delivered to the Administrative Agent) (the “Increase Joinder No. 1 Effective Date”) on which each of the following conditions (the “Increase Joinder No. 1 Effective Date Conditions”) is satisfied:
(a)The Administrative Agent shall have received from the Borrower, each Guarantor and the New Revolving Credit Lender a counterpart of this Agreement signed on behalf of such party;
(b)The Administrative Agent and the New Revolving Credit Lender shall have received the executed legal opinion of Snell & Wilmer L.L.P., counsel to the Borrower. The Borrower and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;
(c)All fees required to be paid to the New Revolving Credit Lender on or before the Increase Joinder No. 1 Effective Date shall have been paid;
(d)Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one Business Day (or such shorter time as the Borrower may agree) prior to or on the Increase Joinder No. 1 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent);
(e)The Administrative Agent (or its counsel) shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of

Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement;
(f)[Reserved];
(g)The Administrative Agent shall have received a certificate of the Borrower certifying that the conditions specified in Section 3(i) of Article II of this Agreement have been satisfied;
(h)(i) The Administrative Agent and the New Revolving Credit Lender shall have received at least one (1) Business Day prior to the Increase Joinder No. 1 Effective Date all documentation and other information about the Loan Parties and their Subsidiaries that shall have been reasonably requested by the Administrative Agent or the New Revolving Credit Lender in writing at least five (5) Business Days prior to the Increase Joinder No. 1 Effective Date that the Administrative Agent and the New Revolving Credit Lender reasonably determine is required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act (provided that such information shall, to the extent requested by the Administrative Agent or the New Revolving Credit Lender, at least ten (10) Business Days prior to the Increase Joinder No. 1 Effective Date, have been provided at least five (5) Business Days prior to the Increase Joinder No. 1 Effective Date); and (ii) at least five (5) Business Days prior to the Increase Joinder No. 1 Effective Date, if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then the Loan Party shall deliver a Beneficial Ownership Certification to the Administrative Agent and the New Revolving Credit Lender requesting the same;
(i)The Loan Parties’ Certifications are true and correct;
(j)No Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Joinder No. 1 Effective Date; and
(k)The Borrower shall have paid any breakage payments in connection with any adjustment of Revolving Credit Loans pursuant to Section 2.14(d) of the Credit Agreement.
4.Notice. For purposes of the Credit Agreement, the initial notice address of the New Revolving Credit Lender shall be as set forth below its signature below.
5.Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Revolving Credit Loans made by the New Revolving Credit Lender, if any, in the Register.
6.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
7.Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
8.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
10.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
11.Loan Documents. On and after the Increase Joinder No. 1 Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
12.Reaffirmation. The Borrower and each other Loan Party hereby expressly acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (i) the prior obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments contained in each Loan Document to which a Loan Party is a party, including, in each case, such obligations, covenants, guarantees, pledges, grants of Liens and security interests and agreements or other commitments as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby, (ii) each Loan Party’s guarantee of the Obligations (including, without limitation, the Incremental Revolving Commitment and the Revolving Credit Loans) under each Guarantee, as applicable, (iii) each Loan Party’s prior grant of Liens and security interests on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Revolving Commitment and the Revolving Credit Loans) pursuant to the Security Agreement and (iv) agrees that after giving effect to this Agreement and the transactions contemplated hereby (A) each Loan Document to which a Loan Party is a party is ratified and affirmed in all respects and shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens and security interests, covenants, agreements and other commitments by any Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Agreement.
13.Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that this Agreement and the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the date hereof. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.
JPMORGAN CHASE BANK, N.A.,
as New Revolving Credit Lender, a Lender and a L/C Issuer

By:        /s/ Maurice Dattas
    Name: Maurice Dattas
    Title: Vice President
Notice Address: 500 Stanton Christiana Road, NCC 5, Floor 01
Attention: Vithal Giri
Telephone: +91-80-6790-5186
Facsimile: 201-244-3885 and 12012443885@docs.ldsprod.com
Email: na_cpg@jpmorgan.com

[Signature Page to Increase Joinder No. 1]

BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Kevin L. Ahart
    Name: Kevin L. Ahart
    Title: Vice President

[Signature Page to Increase Joinder No. 1]

QUIDELORTHO CORPORATION,
as the Borrower
By:        /s/ Joseph Busky
    Name: Joseph Busky
    Title: Chief Financial Officer

[Signature Page to Increase Joinder No. 1]

10165 MCKELLAR COURT, L.P.
BIOHELIX CORPORATION
CRIMSON INTERNATIONAL ASSETS LLC
CRIMSON U.S. ASSETS LLC
DIAGNOSTIC HYBRIDS, INC.
MICRO TYPING SYSTEMS, INC.
ORCA HOLDCO 2, INC.
ORCA HOLDCO, INC.
ORTHO-CLINICAL DIAGNOSTICS, INC.
QUIDEL CARDIOVASCULAR INC.
QUIDEL CORPORATION
QUIDEL SERVICES, LLC
U.S. CRIMSON ACQUISITION INC.,
as Guarantors
By:        /s/ Joseph Busky
    Name: Joseph Busky
Title: Chief Financial Officer or Treasurer, as                      applicable

[Signature Page to Increase Joinder No. 1]

SCHEDULE A
TO INCREASE JOINDER NO. 1

Revolving Credit Commitments:

Revolving Credit Lender	Revolving Credit Commitment	Applicable Percentage
Bank of America, N.A.	$50,000,000	6.250000000%
JPMorgan Chase Bank, N.A.	$50,000,000	6.250000000%
Barclays Bank PLC	$47,500,000	5.937500000%
Citibank, N.A.	$47,500,000	5.937500000%
PNC Bank, National Association	$47,500,000	5.937500000%
Truist Bank	$47,500,000	5.937500000%
Wells Fargo Bank, N.A.	$47,500,000	5.937500000%
The Bank of Nova Scotia	$30,000,000	3.750000000%
Capital One, National Association	$30,000,000	3.750000000%
DNB Capital LLC	$30,000,000	3.750000000%
HSBC Bank USA	$30,000,000	3.750000000%
ING Capital LLC	$30,000,000	3.750000000%
Mizuho Bank, Ltd.	$30,000,000	3.750000000%
Royal Bank of Canada	$30,000,000	3.750000000%
Santander Bank N.A.	$30,000,000	3.750000000%
Société Générale	$30,000,000	3.750000000%
The Toronto-Dominion Bank, New York Branch	$30,000,000	3.750000000%
U.S. Bank National Association	$30,000,000	3.750000000%
Goldman Sachs Bank USA	$25,000,000	3.125000000%
Morgan Stanley Bank, N.A.	$23,750,000	2.968750000%
MUFG Bank, Ltd.	$23,750,000	2.968750000%
Bank of the West	$12,000,000	1.50000000%
Fifth Third Bank, N.A.	$12,000,000	1.50000000%
Huntington Bank	$12,000,000	1.50000000%
Silicon Valley Bank	$12,000,000	1.50000000%
Umpqua Bank	$12,000,000	1.50000000%
Total	$800,000,000	100.000000000%